UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report: June 3, 2011

Date of earliest event reported: May 27, 2011

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2011, Mr. Michael Lewis, Executive Vice President and President of Retail of OfficeMax Incorporated (the “Company”), entered into several agreements with the Company. Each is described below.

Change in Control Agreement

Under the change in control agreement, Mr. Lewis will receive the benefits provided under the agreement if:

•	There is a change in control of the Company,

•	Mr. Lewis’ employment is terminated, and

•	The termination is a qualifying termination or a qualifying early termination.

A termination is a “qualifying termination” if:

•	A change in control of the Company occurs and

•	Mr. Lewis’ employment subsequently terminates during the term of the change in control agreement.

Unless the termination is:

•	Because of Mr. Lewis’ death,

•	By the Company for cause or disability, as defined in the change in control agreement, or

•	By Mr. Lewis other than for good reason, as defined in the change in control agreement.

A termination is a “qualifying early termination” if:

•	A potential change in control of the Company occurs,

•	Mr. Lewis’ employment terminates during the pendency of the potential change in control and during the term of the change in control agreement,

•	The termination is in contemplation of a change in control of the Company, and

•	An actual change in control of the Company occurs within one year following Mr. Lewis’ termination,

Unless the termination is:

•	because of Mr. Lewis’ death,

•	by the Company for cause or disability, or

•	by Mr. Lewis other than for good reason.

Under the agreement, a “change in control” would include any of the following events:

•

Any “person”, as defined in the Securities Exchange Act of 1934, as amended (with the exception of the Company or its subsidiaries, a fiduciary holding securities under a Company employee benefit plan, an underwriter temporarily holding securities, a corporation owned, directly or indirectly, by the Company’s stockholders or an individual, entity or group that reports its beneficial ownership of securities of the Company on Schedule 13G under the Exchange Act), acquiring 25% or more of the Company’s outstanding common stock or the combined voting power of the Company’s outstanding securities, unless that person acquires all such securities directly from the Company;

•	During a two-year period, a majority of the Company’s directors being replaced under certain circumstances;

•

A merger or consolidation of the Company with any other corporation (other than a merger or consolidation where Company directors continue as a majority of the directors of the combined entity and the outstanding voting securities of the Company immediately prior to such an event continue to represent more than 50% of the combined voting power after such event, or a merger or consolidation implementing a recapitalization approved by the board where no person acquires 25% or more of the Company’s common stock or voting securities); and

•	Approval by the Company’s stockholders to liquidate or dissolve the Company or to sell all or substantially all of the Company’s assets in certain circumstances.

A “potential change in control” occurs if:

•	The Company enters into an agreement, the consummation of which would result in the occurrence of a change in control,

•	The Company or any person publicly announces an intention to take or consider actions which, if consummated, would constitute a change in control,

•

Any person becomes the beneficial owner of stock representing 9.5% or more of the outstanding shares of Company’s common stock or the combined voting power of the outstanding stock, unless that person acquires all such securities directly from the Company, or

•	The board adopts a resolution to the effect that a potential change in control of the Company has occurred.

In the event of a potential change in control, at the option of the Company, Mr. Lewis will remain in the employ of the Company until the earlier of six months from the occurrence of the potential change in control or the date of a change in control.

The principal benefits under the agreements include:

•	Payment of Mr. Lewis’ salary through the termination date;

•

Severance pay equal to two times the sum of (a) Mr. Lewis’ annual base salary plus (b) target incentive pay. Target incentive pay means the average annual incentive earned by Mr. Lewis during the three completed years preceding termination, unless Mr. Lewis has not earned three annual bonuses, in which case it will be the target annual incentive in the year in which termination occurs. This severance payment will be in lieu of any severance pay to which Mr. Lewis would be entitled under the severance pay policy for executive officers; and

•	Pay for accrued but unused time off.

The agreement provides four additional benefits:

•

First, the Company will maintain for up to one year all life (other than executive life), disability, accident and healthcare insurance programs and financial counseling services in which Mr. Lewis was participating immediately prior to the change in control (or the termination date) at substantially the same cost to Mr. Lewis, or the Company will substitute similar arrangements at substantially the same cost to Mr. Lewis, or the Company will pay Mr. Lewis a sum equal to twelve times 150% of the sum of the monthly group premiums for such plans and programs, less the employee contribution amount, plus the monthly allowance for financial counseling services, in each case in which Mr. Lewis was participating immediately prior to the change in control (or date of termination).

•	Second, if Mr. Lewis was eligible to participate in the Company’s executive life insurance program, the Company will pay the Company-paid premiums for the plan for one year following termination.

•

Third, the Company will pay reasonable legal fees and expenses, if any, incurred by Mr. Lewis following a change in control of the Company as a result of (a) contesting or disputing his termination or (b) seeking in good faith to obtain or enforce any right or benefit provided by the change in control agreement. Mr. Lewis must refund all such fees and expenses to the Company if he does not substantially prevail in the applicable proceeding.

•

Finally, if Mr. Lewis would receive payments under the change in control agreement which are determined by the Company to be subject to excise tax, then the payments will be either: (i) provided to him in full, or (ii) reduced to result in no portion of such payment being subject to excise tax, whichever of the foregoing amounts, when taking into account applicable taxes, results in the greatest after tax payment.

The change in control agreement is effective through January 1, 2012. On that date, and on each January 1 thereafter, the agreement will automatically extend so as to terminate on the second anniversary of such date, unless the Company notifies Mr. Lewis by September 30 of the preceding year that it does not wish to extend the agreement.

The change in control agreement prohibits Mr. Lewis from:

•	Using or disclosing confidential information of the Company,

•

During employment and for a period of one year thereafter, directly or indirectly soliciting or inducing any managerial level employee of the Company to leave employment in order to accept employment with any other entity,

•	Making any public statements that disparage the Company, its employees, products or services, and

•

For a period of 12 months after terminating employment with the Company, commence employment or consult (in the same or similar capacity as he was employed by the Company immediately prior to termination) with a Competitor. A “Competitor” is defined as an entity for whom greater than 35% of its North American revenues are comprised of the direct sale or distribution of office supplies, office furniture, technology-related office products or computer consumables actually sold by the Company, print and document services, or related office products or services (not including any business entity or person principally engaged in the manufacture and distribution of computer hardware, software or peripherals).

The Change in Control Agreement dated as of May 2, 2011 between the Company and Mr. Lewis is included in this filing as Exhibit 99.1 and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the agreement.

Restricted Stock Unit Award Agreement (Time-Based)

Mr. Lewis received a grant of 15,000 restricted stock units (“RSUs”) pursuant to a restricted stock unit award agreement. The award is subject to all the terms and conditions of the 2003 OfficeMax Incentive and Performance Plan. The award will vest on a pro rata basis in three equal, annual installments over a three-year restriction period beginning on May 2, 2011 (the “award date”). If paid, RSUS are paid in whole shares of Company common stock, with any fractional amount paid in cash.

The award agreement provides that Mr. Lewis must be employed by the Company in order for the RSUs to vest, subject to exceptions in certain circumstances including involuntary termination qualifying him for severance under a Company plan, death or disability, in which case a pro rata amount of the RSUs will vest based on the number of full months Mr. Lewis worked as of the date of termination calculated as described in the award agreement.

If Mr. Lewis’ employment is terminated for “disciplinary reasons” as defined in the Company’s executive officer severance pay policy, or he retires or resigns, and the Company determines within six months thereafter that his conduct prior to retirement or resignation warranted termination for “disciplinary reasons,” the Company can recover the amount of the value of the stock received upon vesting of the RSUs at the time of Mr. Lewis’ termination or the determination that his conduct warranted termination or, if disposed prior to the violation, at the time of disposition.

RSUs may not be sold or transferred prior to vesting. In addition, the RSUs do not receive dividends and do not have voting rights until they vest. In the event of a change in control, as defined in the award agreement, the vesting of the RSUs may accelerate under certain circumstances described in the agreement.

The award agreement includes a non-solicitation and non-compete clause that states that, beginning on the award date and ending one year after terminating employment with the Company, Mr. Lewis will not (i) directly or indirectly, employ or solicit for employment any person who is, or was within six months prior to the officer’s termination date, an employee of the Company or (ii) commence employment or consult (in a substantially similar capacity to any position held with the Company and with responsibility over the same geographic areas within which he had responsibility during the last 12 months of his employment) with any Competitor.

The award agreement states that violation of the non-solicitation and non-compete clause contained in the agreement or any other confidentiality, non-competition or non-solicitation agreement during or after Mr. Lewis’ employment with the Company, will result in forfeiture of all RSUs and any shares of stock owned in settlement of RSUs on or after the date of violation. The Company may also recover the amount of the value of the stock received upon vesting of the RSUs at the time of the violation, or, if disposed prior to the violation, at the time of disposition.

The Restricted Stock Unit Award Agreement – Time Based dated as of May 2, 2011 between the Company and Mr. Lewis is filed as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the award agreement.

Restricted Stock Unit Agreement (Performance-Based)

Mr. Lewis received an aggregate grant of 39,000 RSUs pursuant to two identical restricted stock unit award agreements (15,000 RSUs are a one-time long-term incentive award and 24,000 RSUs are a 2011 long-term incentive award similar to those granted to the other executive officers in February 2011). The award is subject to all the terms and conditions of the 2003 OfficeMax Incentive and Performance Plan. In order for any portion of the RSUs to vest, the sum of the Company’s 2011 net income from continuing operations available to common shareholders excluding special items included in Company earnings releases in 2011 (“2011 Net Income”) and 2012 Net Income (calculated in the same manner as 2011 Net Income) must be positive and the sum of the Company’s 2011 earnings from continuing operations before interest and taxes excluding special items included in Company earnings releases in 2011 and excluding the impact of foreign currency exchange-rate fluctuation (“2011 EBIT less FX”) and 2012 EBIT less FX (calculated in the same manner as 2011 EBIT less FX) must equal a threshold value. Subject to these conditions, one half of the award will vest in 2013. The amount of the award that vests will depend upon achievement of a 2011 EBIT less FX minimum target, with the maximum award equal to 150% of the target award. The remaining half of the award will vest in 2014, also subject to the conditions described above. The amount of the award that vests will depend upon achievement of a 2012 EBIT less FX minimum target, with the maximum award equal to 150% of the target award. Awards are paid in shares of Company common stock.

The agreements provide that Mr. Lewis must be employed by the Company on the vesting date in order for the RSUs to vest (subject to exceptions in certain circumstances including involuntary termination in a situation qualifying him for severance payments under a Company plan, death, disability or retirement, in which case a pro rata amount of the RSUs will vest based on the number of full months Mr. Lewis worked as of the date of termination calculated as described in the award agreement). RSUs may not be sold or transferred prior to vesting. In addition, the RSUs do not receive dividends and do not have voting rights until the RSUs vest. In the event of a change in control, as defined in the agreements, the vesting of the RSUs may accelerate under certain circumstances described in the agreements. In addition, if Mr. Lewis’ employment is terminated for “disciplinary reasons” as defined in the Company’s executive officer severance pay policy, or he retires or resigns, and within six months thereafter the Company determines that his conduct prior to retirement or resignation warranted termination for disciplinary reasons (as defined in our severance policy), then any RSUs, including any vested portion, will immediately be forfeited and cancelled and the Company may recover the value at the time of the determination, of the shares paid to Mr. Lewis upon vesting of RSUs, or if such shares were already disposed of, the value of such shares at the time of disposition. The agreements include nonsolicitation and noncompetition covenants that state that, beginning on the award date and ending one year after terminating employment with the Company, Mr. Lewis will not (i) employ or solicit for employment any person who is, or was within six months prior to Mr. Lewis’ termination date, an employee of the Company or (ii) commence employment or consult (in a substantially similar capacity to any position held with the Company and with responsibility over the same geographic areas over which Mr. Lewis had responsibility during the last 12 months of employment) with any Competitor. If Mr. Lewis violates his nonsolicitation and noncompetition covenants or any other confidentiality, non-competition or non-solicitation agreement with the Company, then his unvested RSUs and shares of Company common stock he received upon vesting of RSUs will be forfeited and the Company may recover from Mr. Lewis the value of any such shares at the time of the violation, or, if such shares were disposed of prior to the violation, the value of such shares at the time of disposition.

The Restricted Stock Unit Award Agreements – Performance Based dated as of May 2, 2011 between the Company and Mr. Lewis are filed as Exhibits 99.3 and 99.4 to this Report on Form 8-K and are incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the award agreements.

Nonqualified Stock Option Award Agreement

Mr. Lewis received an option to purchase 68,570 shares of our common stock an at exercise price of $10.00 per share. The award is subject to all the terms and conditions of the 2003 OfficeMax Incentive and Performance Plan. The Nonqualified Stock Option Award Agreement provides that one-third of the option will vest on each of the first three anniversaries of the grant date if Mr. Lewis is employed with the Company on the applicable vest date.

The agreement provides that if Mr. Lewis terminates employment with the Company prior to the third anniversary of the grant date, any unvested options will be forfeited and, if Mr. Lewis is terminated for disciplinary reasons (as defined in our severance policy), then the option, including any vested portion, will immediately be cancelled. In addition, if Mr. Lewis retires or resigns and within six months thereafter the Company determines that his conduct prior to retirement or resignation warranted termination for disciplinary reasons, then the option, including any vested portion, will immediately be cancelled and the Company may repurchase from Mr. Lewis, at the exercise price, the shares he acquired under the agreement, or, if he no longer owns the shares, the Company may recover the gross profit he earned from the exercise and disposition of such shares. The option, to the extent vested, must be exercised on or before the earliest of the seventh anniversary of the grant date, one year after Mr. Lewis terminates employment as a result of retirement, death, or disability and three months after termination for any other reason. The exercise price may be paid through cashless exercise, transfer of existing stock, or cash. In the event of a change in control, as defined in the agreement, the vesting of the options may accelerate under certain circumstances described in the agreement. The agreement includes nonsolicitation and noncompetition covenants that state that, beginning on the award date and ending one year after terminating employment with the Company, Mr. Lewis will not (i) employ or solicit for employment any person who is, or was within six months prior to Mr. Lewis’ termination date, an employee of the Company or (ii) commence employment or consult (in a substantially similar capacity to any position held with the Company and with responsibility over the same geographic areas over which he had responsibility during the last 12 months of employment) with any Competitor. If Mr. Lewis violates his non-solicitation and noncompetition covenants or any other confidentiality, non-competition or non-solicitation agreement with the Company, then the option, including any vested portion, will immediately be cancelled and the Company may repurchase from Mr. Lewis shares he acquired under the agreement, at the fair market value of the shares on the exercise date, or, if Mr. Lewis no longer owns the shares, the Company may recover the gross profit he earned from the exercise and disposition of such shares.

The Nonqualified Stock Option Award Agreement dated as of May 2, 2011 between the Company and Mr. Lewis is filed as Exhibit 99.5 to this Report on Form 8-K and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the award agreement.

Nondisclosure and Fair Competition Agreement

The Company entered into a nondisclosure and fair competition agreement dated as of May 2, 2011 (the “NFC Agreement”) with Mr. Lewis. This Agreement requires Mr. Lewis to refrain from divulging confidential information of the Company during the course of his employment, except when such disclosure is a necessary part of the performance of Mr. Lewis’ duties and obligations for the Company, and following termination of employment.

The NFC Agreement also includes non-solicitation and non-compete clauses that state that Mr. Lewis will not (a) , for a period of twelve months after terminating employment with the Company, commence employment or consult (in the same or similar capacity as he was employed by the Company) with a Competitor, (b) beginning on the date of the NFC Agreement and ending two years after terminating employment with the Company, directly or indirectly, solicit any Company customer (to whom the Company sold or distributed office supplies, office furniture, technology-related products or computer consumables, print and document services, or related office products and services (the “Products and Services”) during the last two years Executive was employed by the Company) or supplier (from whom the Company purchased or obtained Products and Services during the last two years Executive was employed by the Company), for the purpose of selling, distributing, purchasing or obtaining Products or Services, (c) employ or solicit for employment any person who is, or was within twelve months prior to Mr. Lewis’ termination date, an employee of the Company or (d) induce any supplier or business relation of the Company to cease doing business with the Company or otherwise interfere in the Company’s relationship with the supplier.

The NFC Agreement dated as of May 2, 2011 between the Company and Mr. Lewis is included in this filing as Exhibit 99.6 and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the NFC Agreement.

Letter Agreement Regarding Severance

The Company confirmed to Mr. Lewis, by letter agreement dated as of May 24, 2011, effective May 27, 2011, that, in the event that he is eligible for severance under the Company’s executive officer severance policy, he will receive 12 months of his base salary regardless of whether the Policy is amended in the future to reduce or eliminate this amount.

The letter agreement issued by the Company to Mr. Lewis is included in this filing as Exhibit 99.7 and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the letter agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Change in Control Agreement dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.2	Restricted Stock Unit Award Agreement – Time Based dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.3	Restricted Stock Unit Award Agreements – Performance Based dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.4	Restricted Stock Unit Award Agreements – Performance Based dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.5	Nonqualified Stock Option Award Agreement dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.6	Nondisclosure and Fair Competition Agreement dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.7	Letter Agreement dated as of May 24, 2011 issued by the Company to Mr. Lewis

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2011

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description

Exhibit 99.1	Change in Control Agreement dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.2	Restricted Stock Unit Award Agreement – Time Based dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.3	Restricted Stock Unit Award Agreements – Performance Based dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.4	Restricted Stock Unit Award Agreements – Performance Based dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.5	Nonqualified Stock Option Award Agreement dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.6	Nondisclosure and Fair Competition Agreement dated as of May 2, 2011 between the Company and Mr. Lewis

Exhibit 99.7	Letter Agreement dated as of May 24, 2011 issued by the Company to Mr. Lewis